Exhibit 10.4

FORM OF LOCK-UP AGREEMENT

[Date]

[Marine Thinking Holdings Inc.] 1096 Marginal Rd, Suite 110, Halifax, NS B3H 4N4, Canada Attn: [*]

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered to you in accordance with the Business Combination Agreement dated as of October 29, 2025 (the “Business Combination Agreement”) entered into by and among Eureka Acquisition Corp, a Cayman Islands exempted company (the “SPAC”), Marine Thinking Inc., a company incorporated under the CBCA (the “Company”), and 17358750 Canada Inc., a company incorporated under the CBCA (the “Amalgamation Sub”). Capitalized terms used but not otherwise defined in this Letter Agreement shall have the meanings ascribed thereto in the Business Combination Agreement.

In order to induce the SPAC and the Amalgamation Sub to proceed with the transactions contemplated by the Business Combination Agreement (the "Transactions") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (the “Shareholder”) hereby agrees with the SPAC as follows (the Shareholder and the SPAC collectively the “Parties” and each individually a “Party”):

1. Subject to the exceptions set forth herein, the Shareholder agrees not to, without the prior written consent of the board of directors of the SPAC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any ordinary shares of the SPAC (the “SPAC Shares”) held by it immediately after the Closing, any SPAC Shares issuable upon the exercise of any rights, options, warrants or other securities to purchase any SPAC Shares held by it immediately after the Closing, or any rights, options, warrants or other securities convertible into or exercisable or exchangeable for any SPAC Shares held by it immediately after the Closing (collectively, the “Subject Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Subject Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) for the period (the “Lock-Up Period”) commencing on the Amalgamation Effective Time and until the earlier of (i) the date that is three-hundred and sixty-five (365) days after the Closing, or (ii) the date on which the SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the SPAC’s shareholders having the right to exchange their SPAC Shares or other equity securities of the SPAC for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the SPAC Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing from the Closing, [●]% of the Subject Securities will be released from the foregoing restrictions.

2. The restrictions set forth in paragraph 1 shall not apply to:

(i)	if the Shareholder is not an individual, in the case of an entity, Transfers to a shareholder, partner, member or direct or indirect affiliate (within the meaning set forth in Rule 405 under Securities Act) of the Shareholder;

(ii)	if the Shareholder is an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii)	if the Shareholder is an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)	if the Shareholder is an individual, Transfers pursuant to a qualified domestic relations order;

(v)	if the Shareholder is not an individual, Transfers by virtue of the laws of the jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(vi)	Transfers pursuant to transactions relating to the SPAC Shares or other securities convertible into or exercisable or exchangeable for the SPAC Shares acquired in open market transactions after the Closing;

(vii)	Transfers to the SPAC pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by the SPAC or the Company or forfeiture of the Shareholder’s shares in the SPAC or the Company or other securities convertible into or exercisable or exchangeable for shares in the SPAC or the Company in connection with the termination of the Shareholder’s service to the SPAC or the Company;

(viii)	Transfers pursuant to transactions in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the SPAC’s shareholders having the right to exchange their SPAC Shares for cash, securities or other property; and

(ix)	Transfers pursuant to transactions to satisfy any U.S. federal, state, or local income tax obligations of the Shareholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Business Combination Agreement was executed by the parties thereto, and such change prevents the Transactions from qualifying as a “reorganization” pursuant to Section 368 or qualifying as a nonrecognition exchange described in Section 351(a) of the Code (and the Transactions do not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes).

provided, however, that in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement, in substantially the form of this Letter Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Shareholder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the Shareholder; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

3. The Shareholder hereby represents and warrants that such Shareholder has full power and authority to enter into this Letter Agreement and that this Letter Agreement constitutes the legal, valid and binding obligation of the Shareholder, enforceable in accordance with its terms. Upon request, the Shareholder will execute any additional documents necessary in connection with enforcement hereof, provided that the terms of any such additional document shall not impose any additional restrictions or obligations on the Shareholder. Any obligations of the Shareholder shall be binding upon the successors and assigns of the Shareholder from and after the date hereof.

4. This Letter Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all of the Parties.

5. No Party may assign either this Letter Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Shareholder and each of its respective successors, heirs and assigns and permitted transferees.

6. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Article VII of the Business Combination Agreement (Dispute Resolution) shall apply mutatis mutandis hereunder.

7. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

8. This Letter Agreement shall terminate upon expiration of the Lock-Up Period.

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Very truly yours,

[Shareholder Name]

By:
Name:
Title:
Address:

FORM OF LOCK-UP AGREEMENT

[Date]

[Marine Thinking Holdings Inc.] 1096 Marginal Rd, Suite 110, Halifax, NS B3H 4N4, Canada Attn: [*]

Ladies and Gentlemen:

This letter agreement (this “Letter Agreement”) is being delivered to you in accordance with the Business Combination Agreement dated as of October 29, 2025 (the “Business Combination Agreement”) entered into by and among Eureka Acquisition Corp, a Cayman Islands exempted company (the “SPAC”), Marine Thinking Inc., a company incorporated under the CBCA (the “Company”), and 17358750 Canada Inc., a company incorporated under the CBCA (the “Amalgamation Sub”). Capitalized terms used but not otherwise defined in this Letter Agreement shall have the meanings ascribed thereto in the Business Combination Agreement.

In order to induce the SPAC and the Amalgamation Sub to proceed with the transactions contemplated by the Business Combination Agreement (the "Transactions") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (the “Shareholder”) hereby agrees with the SPAC as follows (the Shareholder and the SPAC collectively the “Parties” and each individually a “Party”):

1. Subject to the exceptions set forth herein, the Shareholder agrees not to, without the prior written consent of the board of directors of the SPAC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any Founder Shares (collectively, the “Subject Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Subject Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (the actions specified in clauses (i)-(iii), collectively, “Transfer”) for the period (the “Lock-Up Period”) commencing on the Amalgamation Effective Time and until the earlier of (i) the date that is three-hundred and sixty-five (365) days after the Closing, or (ii) the date on which the SPAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the SPAC’s shareholders having the right to exchange their SPAC Shares or other equity securities of the SPAC for cash, securities or other property. For purposes hereof, “Founder Shares” means the Class B ordinary shares of the SPAC held by the Shareholder as of immediately prior to the Closing. Notwithstanding the foregoing, if the last sale price of the SPAC Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing from the Closing, [●]% of the Subject Securities will be released from the foregoing restrictions.

2. The restrictions set forth in paragraph 1 shall not apply to:

(i)	if the Shareholder is not an individual, in the case of an entity, Transfers to a shareholder, partner, member or direct or indirect affiliate (within the meaning set forth in Rule 405 under Securities Act) of the Shareholder;

(ii)	if the Shareholder is an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii)	if the Shareholder is an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)	if the Shareholder is an individual, Transfers pursuant to a qualified domestic relations order;

(v)	if the Shareholder is not an individual, Transfers by virtue of the laws of the jurisdiction of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(vi)	Transfers pursuant to transactions relating to the SPAC Shares or other securities convertible into or exercisable or exchangeable for the SPAC Shares acquired in open market transactions after the Closing;

(vii)	Transfers to the SPAC pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by the SPAC or the Company or forfeiture of the Shareholder’s shares in the SPAC or the Company or other securities convertible into or exercisable or exchangeable for shares in the SPAC or the Company in connection with the termination of the Shareholder’s service to the SPAC or the Company;

(viii)	Transfers pursuant to transactions in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the SPAC’s shareholders having the right to exchange their SPAC Shares for cash, securities or other property; and

(ix)	Transfers pursuant to transactions to satisfy any U.S. federal, state, or local income tax obligations of the Shareholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Business Combination Agreement was executed by the parties thereto, and such change prevents the Transactions from qualifying as a “reorganization” pursuant to Section 368 or qualifying as a nonrecognition exchange described in Section 351(a) of the Code (and the Transactions do not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes).

provided, however, that in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement, in substantially the form of this Letter Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the Shareholder and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the Shareholder; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

3. The Shareholder hereby represents and warrants that such Shareholder has full power and authority to enter into this Letter Agreement and that this Letter Agreement constitutes the legal, valid and binding obligation of the Shareholder, enforceable in accordance with its terms. Upon request, the Shareholder will execute any additional documents necessary in connection with enforcement hereof, provided that the terms of any such additional document shall not impose any additional restrictions or obligations on the Shareholder. Any obligations of the Shareholder shall be binding upon the successors and assigns of the Shareholder from and after the date hereof.

4. This Letter Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all of the Parties.

5. No Party may assign either this Letter Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other Parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Shareholder and each of its respective successors, heirs and assigns and permitted transferees.

6. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Article VII of the Business Combination Agreement (Dispute Resolution) shall apply mutatis mutandis hereunder.

7. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

8. This Letter Agreement shall terminate upon expiration of the Lock-Up Period.

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Very truly yours,

[Hercules Capital Management Corp]

By:
Name:
Title:

Address: